EXHIBIT 99.7

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - - - -
                                                   Chapter 11
In re
                                                   Case Nos. 01-41643 (RLB)
     THE WARNACO GROUP, INC., et al.,              through   01-41680 (RLB)
                              -- ---

                                    Debtors.       (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - - - -


                          MONTHLY OPERATING STATEMENT
                           OF DEBTORS-IN-POSSESSION
                    FOR DECEMBER 2, 2001 TO JANUARY 5, 2002


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                 Monthly Disbursements:          $   134,573
                                                                 ------------

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                 Monthly Operating Loss:         $  (115,917)
                                                                 ------------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    June 14, 2002               By:  /s/    James P. Fogarty
                                          ------------------------------------
                                                     James P. Fogarty
                                                  Senior Vice President
                                                 Chief Financial Officer



Indicate if this is an amended statement by checking here.
Amended Statement ___________

                        THE WARNACO GROUP, INC., et al.
                            (DEBTORS-IN-POSSESSION)
                            STATEMENT OF OPERATIONS
                                (In Thousands)


                                                               Month Ended           7 Months Ended
                                                             January 5, 2002         January 5, 2002
                                                           ---------------------  ----------------------

Net revenues                                                          $ 144,106               $ 802,718

Cost of goods sold                                                      117,977                 703,841

Selling, general and administrative expenses (See Note 2)               141,995                 339,099
                                                           ---------------------  ----------------------

Operating loss                                                         (115,866)               (240,222)

Interest expense, net                                                     4,042                  18,491
Other expense, net                                                       (3,991)                 (3,784)
                                                           ---------------------  ----------------------
Loss before reorganization costs and income taxes                      (115,917)               (254,929)

Reorganization costs                                                     54,868                 165,446
Income taxes provision (benefit)                                        141,862                 138,854
                                                           ---------------------  ----------------------
Net loss                                                             $ (312,647)             $ (559,229)
                                                           =====================  ======================

EBITDAR (See Note 1)                                                    $ 7,938               $ (12,862)
                                                           =====================  ======================

                        THE WARNACO GROUP, INC., et al.
                            (DEBTORS-IN-POSSESSION)
                                 BALANCE SHEET
                                JANUARY 5, 2002
                                (In Thousands)

ASSETS

Current assets:
     Cash                                                              $ 18,402
     Receivables, net                                                   219,298
     Inventories, net                                                   355,765
     Prepaid expenses and other current assets                           43,328
                                                                ----------------
         Total current assets                                           636,793

Property, plant and equipment, net                                      191,402
Trademark, goodwill and other, net                                      873,762
Investment in affiliates                                                154,033
Intercompany receivables, net                                            69,561
Deferred income taxes                                                         -
                                                                ----------------
         Total Assets                                               $ 1,925,551
                                                                ================


LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                        $ -
     Accounts payable                                                    58,963
     Other current liabilities                                           65,821
     Deferred income taxes                                               17,561
                                                                ----------------
         Total current liabilities                                      142,345
                                                                ----------------

Long-term debt                                                          155,915
Other long-term liabilities                                              31,736
Deferred income taxes                                                         -
Liabilities subject to compromise                                     2,392,766
                                                                ----------------
         Total Liabilities                                            2,722,762

Redeemable Preferred Securities                                               -
Shareholders' deficit                                                  (797,211)
                                                                ----------------
          Total Liabilities and Shareholders' deficit               $ 1,925,551
                                                                ================

                                    THE WARNACO GROUP, INC., et al.
                                        (DEBTORS-IN-POSSESSION)
                                        STATEMENT OF CASH FLOWS
                                            (In Thousands)

                                                                             Month Ended             7 Months Ended
                                                                           January 5, 2002           January 5, 2002
                                                                       ------------------------  ------------------------
Operating activities:
     Net loss                                                                       $ (312,540)               $ (558,793)
     Adjustments to reconcile net loss to net cash
        used in operating activities:
           Depreciation and amortization                                               106,208                   150,602
           Non-cash interest expense                                                     2,578                     4,989
           Non-cash equity forward adjustment                                             (116)                    3,592
           Non-cash deferred income tax                                                140,234                   140,234
           Non-cash reorganization costs                                                46,858                   140,212
     Change in operating assets and liabilities:
        Receivables, net                                                                11,253                   (96,818)
        Inventories                                                                     16,847                    18,874
        Accounts payable                                                                 1,603                    60,892
        Change in pre-petition liabilities                                                (124)                   (5,145)
        Prepaid expenses and other current assets and liabilities                        7,218                     4,884
        Change in other long-term and non-operating liabilities                         (2,369)                    1,324
        Other, net                                                                      (1,659)                    1,797
                                                                       ------------------------  ------------------------
              Net cash used in operating activities                                     15,991                  (133,356)
                                                                       ------------------------  ------------------------

Investing activities:
     Capital expenditures, net of disposals                                                189                     1,467
                                                                       ------------------------  ------------------------
              Net cash provided by investing activities                                    189                     1,467
                                                                       ------------------------  ------------------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                                (1,362)                   31,417
     Net borrowing under DIP Credit Facilities                                         (12,811)                  155,915
     Deferred financing - DIP                                                           (1,859)                  (14,659)
     Deferred financing - Other                                                              -                      (192)
     Net change in intercompany accounts                                                 1,293                   (53,298)
                                                                       ------------------------  ------------------------
              Net cash provided by (used in)  financing activities                     (14,739)                  119,183
                                                                       ------------------------  ------------------------

Effect of cash due to currency translation                                                 310                      (242)
                                                                       ------------------------  ------------------------

              Net decrease in cash and cash equivalents                                  1,373                   (15,882)

     Cash and cash equivalents at beginning of period                                   17,029                    34,284
                                                                       ------------------------  ------------------------

     Cash and cash equivalents at end of period                                       $ 18,402                  $ 18,402
                                                                       ========================  ========================

Note 1 - Basis of Presentation

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680
(RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of January 5, 2002 as well as its results of operations and cash flows for the one-month period ended January 5, 2002.

         As the monthly process to close the books and records of the Debtors is based on a non-calendar month-end, the accompanying financial statements include ten business days of the pre-petition period. It would be unduly burdensome to exclude the impact of the pre-petition activities for this ten-day period from the Debtor's financial position, results of operations or cash flows.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                             Month Ended               7 Months Ended
                           January 5, 2002            January 5, 2002
                        -----------------------    -----------------------
                                   (In thousands of dollars)

Asset write-offs                      $ 36,028                  $ 122,995
Professional Fees                        2,619                     23,629
Retention Bonus                          5,562                      5,562
Severance                                3,039                      3,696
Lease terminations                       7,620                     13,503
                        -----------------------    -----------------------
                                      $ 54,868                  $ 169,385
                        =======================    =======================


       The Debtors have reduced stockholders' equity by $41,670 from its reported consolidated 2000 balances to reflect the effects of certain errors involving the recording of inter-company pricing arrangements, the recording of accounts payable primarily related to the purchase of inventory from suppliers, and the accrual of certain liabilities. The correction of these errors has caused the Company to restate its previously issued financial statements for the years ended January 1, 2000 and December 30, 2000. The Company has conducted an internal investigation of the cause of the errors and hired a previously unaffiliated legal firm to assist in its investigation of the errors. As a result of the Company's internal investigation and the findings of the legal firm, the Company has taken several steps to improve its accounting for inter-company purchases, the reconciliation of inter-company accounts and the reconciliation of accounts payable and accruals. In addition, the Company has reassigned and replaced certain financial staff, retrained certain staff members and added staff where appropriate.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and special items. Special items consist of $68,739 relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Impairment charges

         The Debtors recorded impairment charges pursuant to the provisions of Statement of Financial Accounting Standards No, 121, related to the write-down of certain intangible assets in the month of December 2001. Total impairment charges included in selling, general and administrative expenses in December 2001 were $98,244.

Note 3 - Sale of Accounts Receivable

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at January 5, 2002. The termination of the agreement did not have a material impact on the statement of operations or cash flows.

Note 4 - Long Term Debt

         On June 11, 2001, the Company entered into a Debtor-In-Possession Financing Agreement ("DIP") with a group of banks which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved an increase in the amount of borrowing available to the Company to $600,000,000. The DIP was subsequently amended as of August 27, 2001, December 21, 2001, February 5, 2002 and May 15, 2002 (the "Amended DIP"). The amendments, among other things, amend certain definitions and covenants, permit the sale of certain of the Company's assets and businesses and reduce the amount of borrowing available to the Company under the facility to reflect the Debtor's revised business plan.

         The Amended DIP provides for a $375,000,000 non-amortizing revolving credit facility (which includes a letter of credit facility of up to $200,000,000) (Tranche A) and a $225,000,000 reducing revolving credit facility (Tranche B). Commencing on December 31, 2001, the Tranche B commitment was reduced by $125,000,000 and was eliminated completely on April 19, 2002. On May 28, 2002, the Company voluntarily reduced the amount of borrowing available under the Amended DIP to $325,000,000. Tranche A loans bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loans bore interest at LIBOR plus 3.75%. In addition, fees for commitments in excess of borrowed funds are .50% for Tranche A and .75% for Tranche B.

         The Tranche A loan terminates on the earlier of two years from the closing date or the effective date of a plan of reorganization.

         The Amended DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness.

         The maximum borrowings under Tranche A are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of January 5, 2002 is $ 155,914,809.

         The Amended DIP is secured by substantially all of the domestic assets of the Company.


         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

                                                               January 5,
                                                                  2002
                                                         --------------------
                                                       (In thousands of dollars)

U.S. bank debt                                                     $ 1,718,275
Canadian Revolver                                                       17,094
Post Retirement Liabilities                                              8,890
Accrued prepetition interest                                            31,892
Mortgages/Capital lease obligations                                      4,562
Lease termination costs                                                 13,536
Equity forward note                                                     56,677
Other debt                                                              18,724
Accounts payable                                                        50,953
Trade drafts payable                                                   351,367
Deferred compensation accrual                                              796
Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                         120,000
                                                          --------------------
                                                                   $ 2,392,766 *
                                                          ====================

* Excludes $42,517 of debt subject to compromise recorded by non-filed entities


Note 5 - Liabilities Subject to Compromise

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

Note 6 - Intercompany Receivables

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of January 5, 2002, the balance is comprised of the following:


                                                           Month Ended
                                                         January 5, 2002
                                                      -----------------------

                                                          (in thousands)
Intercompany accounts receivable -
         Non-debtor affilliates                                $ 69,561
                                                      =======================


Note 7 - Supplemental Financial Information

During this period, the Debtors that are subsidiary of Warnaco paid gross wages of $4,376,066. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities. The Debtors paid the following taxes during the period:

                                        Paid                Refund
                                     (Received)             (Due)
                                  -----------------    -----------------

     Sales and use tax                   $ 583,140           $ (801,735)
     Customs duties                      3,840,767           (1,708,438)
     State income tax                      118,862              (63,481)
     Canada income tax                           -            3,150,302 (a)
     Property tax                          266,886             (285,901)
     GST tax                               216,080             (117,902)
                                  -----------------    -----------------
                                       $ 5,025,735            $ 172,845
                                  =================    =================

     (a)  2000 Refund Due.

                                  THE WARNACO GROUP, INC., et al.
                                      (DEBTORS-IN-POSSESSION)
                                      STATEMENT OF OPERATIONS
                                           (In Thousands)

                                                                Consolidation           7 Months Ended
                                                               January 5, 2002         January 5, 2002
                                                             ---------------------   ---------------------
Net revenues                                                            $ 165,445                 954,254
Cost of goods sold                                                        129,019                 797,084
Selling, general and administrative expenses (see Note 2)                 154,899                 412,435
                                                             ---------------------   ---------------------

Operating loss                                                           (118,473)               (255,265)
Interest expense, net                                                       4,262                  19,428
Other expense, net                                                         (1,220)                  2,210
                                                             ---------------------   ---------------------

Loss before reorganization costs and income taxes                        (121,515)               (276,903)
Reorganization costs                                                       94,037                 204,615
Income taxes provision (benefit)                                          142,702                 140,507
                                                             ---------------------   ---------------------

Net loss                                                               $ (358,254)             $ (622,025)
                                                             =====================   =====================

EBITDAR (1)                                                               $ 7,574                $ (8,511)
                                                             =====================   =====================

(1)  Earnings before interest, taxes, depreciation, amortization, reorganization costs and special items of $80,244 for 7 months ended January 5, 2002.

ASSETS

Current assets:
     Cash                                                                $ 39,558
     Receivables, net                                                     282,496
     Inventories, net                                                     428,720
     Prepaid expenses and other current asset                              50,018
                                                             ---------------------
         Total current assets                                             800,792

Property, plant and equipment, net                                        219,678
Trademark, goodwill and other, net                                        972,033
Deferred Income Taxes                                                       2,023
                                                             ---------------------
         Total Assets                                                 $ 1,994,526
                                                             =====================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                                      83,739
     Other current liabilities                                            100,495
     Deferred income taxes                                                 22,100
                                                             ---------------------
         Total current liabilities                                        206,334
                                                             ---------------------

Long-term debt                                                            155,915
Other long-term liabilities                                                31,754
Deferred income taxes
Liabilities subject to compromise                                       2,435,283
                                                             ---------------------
         Total Liabilities                                              2,829,286

Shareholders' deficit                                                    (834,760)
                                                             ---------------------
          Total Liabilities and Shareholders' deficit                 $ 1,994,526
                                                             =====================